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                                                                    EXHIBIT 99.1


         CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF OCEAN ENERGY, INC.
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, James T. Hackett, Chairman of the Board, President and Chief Executive Officer of Ocean Energy, Inc. (the "Company"), hereby certify that the Company's quarterly report on Form 10-Q for the period ended June 30, 2002 and filed with the Securities and Exchange Commission on July 30, 2002 pursuant to
Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ James T. Hackett
                                       -----------------------------------------
                                       Name:  James T. Hackett
                                       Title: Chairman of the Board, President
                                              and Chief Executive Officer
                                       Date:  August 14, 2002